                             Financial Statements

                       DOWNEAST FROZEN DESSERTS, L.L.C.

                            d/b/a DEERING ICE CREAM

                               October 26, 1996

FINANCIAL STATEMENTS

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream

October 26, 1996


Financial Statements
Independent Auditors' Report................................................1
Balance Sheet...............................................................2
Statement of Operations.....................................................3
Statement of Members' Equity................................................4
Statement of Cash Flows.....................................................5
Notes to Financial Statements...............................................7

                                               500 Market Street
Hamel                                          Suite 5
                                               Portsmouth, New Hampshire 03801
Asselin                                        603-431-5040
                                               FAX: 603-427-0067
Sweatt, P.C.

Certified Public Accountants



                         INDEPENDENT AUDITORS' REPORT


To the Members
Downeast Frozen Desserts, L.L.C.
d/b/a Deering Ice Cream
Portland, Maine


We have audited the accompanying balance sheet of Downeast Frozen Desserts, L.L.C., d/b/a Deering Ice Cream as of October 26, 1996 and the related statements of operations, members' equity and cash flows for the nine month period since inception, (January 22, 1996) to October 26, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Downeast Frozen Desserts, L.L.C. at October 26, 1996 and the results of its operations and its cash flows for the nine months then ended in conformity with generally accepted accounting principles.


                                   /s/ Hamel Asselin & Sweatt, P.C.


Portsmouth, New Hampshire
December 13, 1996

BALANCE SHEET

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream

October 26, 1996

ASSETS

CURRENT ASSETS
  Cash                                                         $    4,289
  Accounts receivable                                             935,032
  Inventories                                                     957,846
  Prepaid expenses                                                 62,465
                                                               ----------
                                       TOTAL CURRENT ASSETS     1,959,632

PROPERTY AND EQUIPMENT, net                                       825,693

OTHER ASSETS, net                                                  66,968
                                                               ----------
                                               TOTAL ASSETS    $2,852,293
                                                               ==========
LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
  Note payable                                                 $  810,000
  Accounts payable                                              1,527,573
  Accrued payroll and payroll taxes                                31,526
  Accrued liabilities                                              30,240
  Current portion of long-term debt                               156,936
                                                               ----------
                                  TOTAL CURRENT LIABILITIES     2,556,275

LONG-TERM DEBT, net of current portion                            315,685

LOANS FROM MEMBERS                                                552,205

MEMBERS' EQUITY (DEFICIT)                                        (571,872)
                                                               ----------
                      TOTAL LIABILITIES AND MEMBERS' EQUITY    $2,852,293
                                                               ==========

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream

Nine Month Period from inception (January 22, 1996) to October 26, 1996

Sales                                                          $5,008,049
Cost of Sales                                                   4,576,228
                                                               ----------
                                               GROSS PROFIT       431,821

Selling Expenses                                                  573,286
General and Administrative Expenses                               657,512
                                                               ----------
                                       LOSS FROM OPERATIONS      (798,977)

Other income                                                        2,105
                                                               ----------
                                                   NET LOSS    $ (796,872)
                                                               ==========

The accompanying notes are an integral part of these financial statements.

STATEMENT OF MEMBERS' EQUITY

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream

Nine Month Period from inception (January 22, 1996) to October 26, 1996

                                          MEMBERSHIP                    ACCUMULATED
                                          INTERESTS        AMOUNT         DEFICIT          TOTAL
                                          ----------      --------      -----------      ---------
Initial member contributions                1000          $225,000                       $ 225,000
Net loss                                                                 $(796,872)       (796,872)
                                            ----          --------       ---------       ---------
     BALANCE AT OCTOBER 26, 1996            1000          $225,000       $(796,872)      $(571,872)
                                           =====          ========       =========       =========

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream

Nine Month Period from inception (January 22, 1996) to October 26, 1996

CASH FLOWS FROM OPERATING ACTIVITIES
  Net Loss                                                          $  (796,872)
  Non-cash items included in net loss
    Amortization                                                         11,817
    Depreciation                                                         59,978
    Interest on member loans added to note balance                       27,205

CHANGES IN ASSETS AND LIABILITIES
  Increase in accounts receivable                                      (624,014)
  Increase in inventories                                              (398,375)
  Increase in prepaid assets                                            (20,865)
  Increase in acquisition costs and loan fees                           (78,785)
  Increase in accounts payable                                        1,093,828
  Increase in accrued payroll and payroll taxes                          16,501
  Decrease in accrued liabilities                                       (11,499)
                                                                    -----------
                             CASH FLOWS USED BY OPERATIONS             (721,081)

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment                                   (328,881)
  Acquisition of Frozen Desserts, Inc. assets, net
    of cash acquired                                                   (767,197)
                                                                    -----------
                    CASH FLOWS USED BY INVESTING ACTIVITIES          (1,096,078)

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from issuance of membership interests                        225,000
  Repayment of capital lease obligations                                 (8,920)
  Proceeds from note payable, net                                       810,000
  Proceeds from member loans                                            525,000
  Proceeds from bank loan                                               450,000
  Repayment of debt                                                    (179,632)
                                                                    -----------
                CASH FLOWS PROVIDED BY FINANCING ACTIVITIES           1,821,448
                                                                    -----------

               NET INCREASE IN CASH AND ENDING CASH BALANCE         $     4,289
                                                                    ===========

The accompanying notes are an integral part of these financial statements.

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a/ Deering Ice Cream

Nine Month Period from inception (January 22, 1996) to October 26, 1996


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid for:
    Interest                                                       $   90,090
                                                                   ==========

SUPPLEMENTAL DISCLOSURES OF INVESTING ACTIVITIES
  Net assets of Company acquired
    Cash                                                           $    2,670
    Accounts receivable                                               311,018
    Inventories                                                       559,471
    Property and equipment                                            556,790
    Prepaid expenses                                                   41,600
                                                                   ----------
                                                                    1,471,549
  Liabilities assumed:
    Accounts payable                                                 (433,575)
    Accrued liabilities                                               (56,764)
    Capital lease obligations                                         (11,343)
                                                                   ----------
                                                                      969,867
    Less: note payable to seller                                     (200,000)
        Cash acquired                                                  (2,670)
                                                                   ----------

            CASH PAID FOR NET ASSETS ACQUIRED                      $  767,197
                                                                   ==========


The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream

NOTE A--NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business: The Company was formed as a Delaware Limited Liability Company on January 22, 1996 and shall continue in full force and effect until December 31, 2045, unless sooner terminated or continued pursuant to the terms of the limited liability agreement. On January 26, 1996 the Company acquired all of the assets of Frozen Desserts, Inc., d/b/a Deering Ice Cream in a transaction which has been accounted as a purchase. The following summarizes the net assets acquired in the transaction.


     Acquisition price                                            $  350,000
     Adjustments to purchase price                                    67,275
     Liabilities assumed and paid at closing:
      Term debt                                       $ 252,952
      Line-of-credit                                    300,000      552,952
                                                        -------
     Other liabilities assumed                                       501,682
                                                                  ----------
                 TOTAL ACQUISITION PRICE                          $1,471,549
                                                                  ==========



     Allocated as follows:
      Cash                                                        $    2,670
      Accounts receivable                                            311,018
      Inventories                                                    559,471
      Prepaid expenses                                                41,600
      Property and equipment                                         556,790
                                                                  ----------
                                                                  $1,471,549
                                                                  ==========

The Company is located in Portland, Maine and operates as Deering Ice Cream. Deering has manufactured and sold "Deering" brand quality ice cream products in the New England area since 1886. The Company also co-packs private label brands for several supermarket chains located primarily in New England and for others located in New England and Eastern United States. The Company's regular fiscal year ends on the Saturday closest to December 31.

Cash and Cash Equivalents: The Company considers cash in bank and all other highly liquid investments with an original maturity of less than three months to be cash for purposes of the statements of cash flows. There are no cash equivalents at October 26, 1996.

Use of Estimates: The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream


NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--Continued

Inventories: Inventories of ingredients, finished product and packaging are stated at the lower of cost (first-in, first-out method) or market. The inventory components as of October 26, 1996, are as follows:

        Ingredients                                      $   281,863
        Finished product                                     462,083
        Packaging                                            213,900
                                                         -----------

                                                         $   957,846
                                                         ===========

Property and Equipment: Property and equipment is stated at cost. The Company's policy is to capitalize acquisitions, betterments and renewals while expenditures for maintenance and repairs, which do not extend the useful lives of the assets, are charged to operations as incurred. When property, plant and equipment are sold or otherwise disposed of the asset account and related accumulated depreciation account are relieved and any gain or loss is included in operations. The provision for depreciation is calculated using accelerated methods over the estimated useful lives of the related assets which ranges from 5 to 7 years. Depreciation expense for the nine month period ending October 26, 1996 was $59,978.

Property and equipment consists of the following:

        Machinery and equipment                          $   674,772
        Vehicles                                              10,000
        Leasehold improvements                                13,432
        Major renovations in progress                        187,467
                                                         -----------
                                                             885,671
        Less allowances for depreciation                     (59,978)
                                                         -----------

                                                         $   825,693
                                                         ===========

Other Assets: Other assets consist of legal and accounting fees incurred to organize the company and acquire the assets of the predecessor owner, and bank charges incurred to obtain financing for the acquisition. The cost of obtaining financing is amortized over the life of the term debt, whereas the other costs are amortized over five years, using the straight line method. Amortization expense for the nine month period ending October 26, 1996 was $11,817.

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream


NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--Continued

Other Assets--Continued

Other assets consist of the following:

                                                             Cost
                                                         -----------

        Acquisition costs                                $    69,630
        Finished costs                                         9,155
                                                         -----------
                                                              78,786
        Less accumulated amortization                        (11,817)
                                                         -----------

                                                         $    66,968
                                                         ===========

Fair Value of Financial Instruments: Estimated fair values of the Company's financial instruments at October 26, 1996 (all of which are held for nontrading purposes) are as follow:


                                       Carrying             Fair
                                        Amount              Value
                                      -----------        -----------

        Cash and equivalents          $     4,289        $     4,289
        Notes payable                 $  (810,000)       $  (810,000)
        Long-term debt                $(1,022,573)       $(1,022,573)


The carrying amounts of the debt approximate their fair values because the interest rates charged approximate the rates the Company could borrow equivalent amounts under existing terms and conditions.


NOTE B--INCOME TAX

The Company was formed as a Limited Liability Company (LLC) under Delaware State law. The company is classified for Federal Income tax purposes as a partner-ship, since it lacks certain corporate characteristics. In lieu of corporate income taxes, the members of the LLC are taxed on their proportionate share of the company's taxable income. Therefore, no provision of liability for federal of state income taxes has been included in the financial statements.

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream


NOTE C--LINE OF CREDIT

The Company has a $1,250,000 revolving line-of-credit agreement with a bank.
The interest on outstanding balances is calculated at the bank's prime rate (which ranged from 8.25% to 8.75% in 1996) plus 1%. This demand note is secured by substantially all of the Company's assets and is renewable March 1997. At October 26, 1996, the amount outstanding against this line-of-credit was $810,000.


NOTE D--LONG TERM DEBT

At October 26, 1996, the Company's long term debt consists of the following:

9.9% Note payable to a corporation in
  monthly installments of $461 for principal
  and interest.  Secured by a vehicle, due
  March, 1997.                                                     $   2,253

9.11% Note payable to a bank in monthly
  installments of $9,365 for principal and
  interest.  Secured by all business assets,
  due February, 2001.                                                395,375

6% Note payable to predecessor corporation
  in monthly installments of principal as
  defined by the agreement, and quarterly
  installments of interest, due February
  1997.                                                               74,993
                                                                   ---------
                                                                     472,621
Less current portion                                                (156,936)
                                                                   ---------
                                                                   $ 315,685
                                                                   =========

Required future principal obligations on long-term debt are scheduled as follows:

                October 1997                          $156,936
                        1998                            87,261
                        1999                            95,550
                        2000                           104,628
                        2001                            28,246
                                                      --------
                                                      $472,621
                                                      ========

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream


NOTE E--LOANS FROM MEMBERS

Concurrent with the formation of the Company, the members loaned the Company $525,000 in proportion to their initial equity contributions. These loans accrue interest at 6.9% annually but are subordinated to bank debt. There are no established repayment terms at present.

At October 1996, the loans from members consist of the following:

          Principal                       $525,000
          Accrued Interest                  27,205
                                          --------
                                          $552,205
                                          ========

NOTE F--COMMITMENTS

The Company is leasing its operating facilities under the terms of a six year, noncancellable net lease agreement. The agreement requires monthly payments of $10,417 ($125,000 per year) for the first three years, and $12,500 ($150,000 per year) for remaining four years. The Company is also responsible for all real estate and personal property taxes due for the facility. The lease provides for one four year renewal option. Rent expense for the nine month period was $95,462.

The Company and its manager have entered into a three year employment agreement which provides for annual compensation of no less than $100,000, plus incentives if sales exceed certain levels. The Company and the manager have agreed to modify the agreement to fix the annual compensation at $175,000 and delete incentive based compensation.

NOTE G--MAJOR CUSTOMERS

During the nine month period, five customers accounted for sales in excess of 10%.

          Customer A                              25.7
          Customer B                              19.2
          Customer C                              17.7
          Customer D                              14.3
          Customer E                              10.0

Customer A is a distributor which buys product based on orders received from others. Receivables from these customers amounted to $768,213 at October 26, 1996.

DOWNEAST FROZEN DESSERTS, L.L.C.
d/b/a Deering Ice Cream


NOTE H--PROFIT SHARING PLAN

The Company continues to sponsor a 401(k) deferred income and profit sharing plan established by its predecessor. Eligible employees may elect to defer up to 15% of their annual compensation. Employer contributions are at the discretion of company management. There were no employer contributions in 1996.

NOTE I--GOING CONCERN

The Company suffered a significant operating loss during its initial operating period. The Company attributes a substantial part of this loss to three factors. First, are significant increases in the cost of its main ingredients, cream and milk, which it could not fully pass on to its customers. Second, a large national manufacturer substantially reduced prices and followed an extremely aggressive marketing campaign to gain access to the Northeast region. Third, the Company incurred significant down time and maintenance costs to make improvements, repairs and betterments (approximately $200,000 was capitalized) necessary to its production lines.

Management believes that as prices for these ingredients fall (which has occurred) the Company will not be required to reduce the price increases it implemented. This will restore margins. Management also believes the physical improvements to its production facilities and changes to its production process will decrease production costs significantly.

Management believes that these factors coupled with projected increase sales will improve operating results in 1997.

NOTE J--SUBSEQUENT EVENT

On December 9, 1996, the Company signed a purchase and sale agreement with Terrace Holdings, Inc. (Terrace). Under the terms of the agreement Terrace will acquire substantially all of the Company's assets in exchange for stock of Terrace and other considerations, in a transactions to be accounted for as a purchase. The transaction requires the ratification of the Terrace shareholders and the approval of the Securities and Exchange Commission.

In connection with this agreement, the Company has agreed to pay $75,000 to a broker.